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                                                                    Exhibit 10.9

                                 AMENDMENT NO. 1
                                       TO
                       LETTER OF CREDIT FACILITY AGREEMENT

                  This AMENDMENT NO. 1, dated as of December 20, 2002 (the "Amendment"), to the Letter of Credit Facility Agreement, dated as of August 30, 2001 (as heretofore extended or supplemented, the "Letter of Credit Facility Agreement"), between ALLIANCE RESOURCE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), and FIFTH THIRD BANK, an Ohio banking corporation (the "Lender"). Capitalized terms used herein without definition shall have the respective meanings specified in the Letter of Credit Facility Agreement.

                               W I T N E S S E T H

                  WHEREAS, pursuant to the Letter of Credit Facility Agreement, the Lender has made available to the Borrower a letter of credit facility, upon the terms and conditions specified in the Letter of Credit Facility Agreement;

                  WHEREAS, the Borrower has requested a modification to one or more terms of the Letter of Credit Facility Agreement, and the Lender is willing to make such modifications; and

                  WHEREAS, upon the terms and subject to the conditions contained herein, the parties hereto desire to amend the Letter of Credit Facility Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendment to Section 1.25 of the Letter of Credit Facility Agreement. The parties hereto hereby amend the definition of Letter of Credit Commitment by deleting such definition in its entirety and substituting therefor the following:

                  "Letter of Credit Commitment" means the commitment of the Lender to issue Letters of Credit in an amount up to $20,000,000, as the same may be reduced in accordance with Sections 2.4 and 7.1(iii) hereof.

                  Section 2. Miscellaneous. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflicts of laws. Except as hereby expressly amended by this Amendment, the terms, covenants, conditions, agreements and representations and warranties contained in the Letter of Credit Facility Agreement are in all respects ratified and confirmed and remade as of the date hereof and, except as amended hereby, shall continue in full force and effect. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there

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are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. The section headings and subsection headings have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Amendment.

                            [signature page follows]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.

                                    "Borrower"

                                    ALLIANCE RESOURCE PARTNERS, L.P.,
                                    a Delaware limited partnership

                                       By:     ALLIANCE RESOURCE MANAGEMENT GP,
                                               LLC, its managing general partner

                                               By: /s/Cary P. Marshall
                                                  ------------------------------
                                               Name:  Cary P. Marshall
                                               Title: Vice President - Corporate
                                               Finance and Treasurer

                                    "Lender"

                                    FIFTH THIRD BANK

                                       By    /s/ Marie B. Magnin
                                         --------------------------
                                         Name: Marie Magnin
                                         Title: Relationship Manager

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